B A R O N

F U N D S®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated November 7, 2016 to

Statement of Additional Information dated August 31, 2016

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective January 6, 2017, in connection with the principal investment strategy of Baron International Growth Fund (the “Fund”), the Statement of Additional Information of the Fund is modified as follows:

On page 3 of the Statement of Additional Information, the sixth and seventh sentences of the first paragraph under “Investment Goals, Strategies and Risks,” which read as follows:

“Baron International Growth Fund invests primarily in securities of non-U.S. companies and seeks to diversify among developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. For the purpose of the 30% restriction, developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund and/or the World Bank or on country characteristics similar to those of the countries in the EM and FM Indexes.”

are deleted in their entirety and replaced with the following:

“Baron International Growth Fund invests primarily in securities of non-U.S. companies and seeks to diversify among developed countries and developing countries throughout the world, although the Fund may only invest up to 35% of its net assets in developing countries. Developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes.”

This information supplements the Statement of Additional Information dated August 31, 2016. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.